UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

KLDISCOVERY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! KLDISCOVERY INC. 2023 Annual Meeting Vote by June 13, 2023 11:59 PM ET KLDISCOVERY INC. ATTN: CHRISTOPHER WEILER 9023 COLUMBINE ROAD EDEN PRAIRIE, MN 55347 V15453-P92195 You invested in KLDISCOVERY INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2023. Get informed before you vote View the Annual Report, Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 14, 2023 10:30 AM EDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/KLDI2023 *Please check the meeting materials for any special requirements for meeting attendance. V1 rs according to their judgment. The Board of Directors of KLDiscovery Inc. is not aware of any other business to be presented to a vote of the stockholders at the 2023 Annual Meeting of Stockholders. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V15454-P92195

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the meeting materials at www.proxyvote.com or request a free paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Class A Directors. Nominees: 01) Lawrence Prior III 02) Lloyd W. Howell Jr 03) Kevin Griffin 04) Richard J. Williams For 2. A proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of KLDiscovery Inc. for the fiscal year ending December 31, 2023. For NOTE: If any other matters properly come before the 2023 Annual Meeting of Stockholders or any adjournments or postponements thereof, the persons named as proxies will vote upon those matters according to their judgment. The Board of Directors of KLDiscovery Inc. is not aware of any other business to be presented to a vote of the stockholders at the 2023 Annual Meeting of Stockholders. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V15454-P92195